PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 5, 2024
to Prospectus dated May 1, 2024
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes changes to the variable investment options available in your Annuity.

Effective on or about December 16, 2024 (“Effective Date”), the Current Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for the following Portfolios will be revised as shown below:

Portfolio Name	Current Expenses
AST Large-Cap Growth Portfolio	0.86%
AST Large-Cap Value Portfolio♦	0.80%
AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)♦	0.97%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPISUP5-N4